UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of BioCryst Pharmaceuticals, Inc. (the “Company”) approved, by the affirmative vote of a majority of the shares of the Company’s common stock (the “Common Stock”) represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to amend the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (such plan, as amended, the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 8,000,000 shares and to revise the amount and terms of the automatic non-employee director grants as set forth in Article IV therein (collectively, the “Incentive Plan Amendment”). A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified by reference to the full text of the Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

At the Annual Meeting, the stockholders of the Company also approved, by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to increase the number of shares available for issuance under the Company’s Employee Stock Purchase Plan (the “ESPP”) by 3,000,000 shares (the “ESPP Amendment”). A detailed description of the ESPP is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The description of the ESPP in this report does not purport to be complete and is qualified by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Elimination

On May 12, 2020, the Company filed with the office of the Secretary of State of the State of Delaware a Certificate of Elimination (the “Certificate of Elimination”), which, effective upon filing, eliminated from the Company’s Third Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), all matters set forth in the Company’s Certificate of Designation and the Certificate of Incorporation with respect to its Series B Junior Participating Preferred Stock. The 200,000 shares of preferred stock previously designated as Series B Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation. No shares of the Series B Junior Participating Preferred Stock were issued and outstanding at the time of filing the Certificate of Elimination.

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Elimination, which is included as Exhibit 3.1 to this filing and is incorporated in this Item 5.03 by reference.

Certificate of Amendment

On May 12, 2020, the Company filed a Certificate of Amendment to the Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance by the Company. This amendment was approved by the stockholders at the Annual Meeting held on May 12, 2020 and amends the first paragraph of Article FOURTH as follows:

FOURTH. The total number of shares of all classes of stock which the Company shall have authority to issue is Four Hundred Fifty-Five Million (455,000,000) shares consisting of (i) Four Hundred Fifty Million (450,000,000) shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

The Certificate of Incorporation previously authorized Two Hundred Five Million (205,000,000) shares consisting of (i) Two Hundred Million (200,000,000) shares of Common Stock and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.01 par value per share, of which Two Hundred Thousand (200,000) shares were designated Series B Junior Participating Preferred Stock.

This summary is subject to and qualified in its entirety by reference to the text of the Certificate of Amendment, which is included as Exhibit 3.2 to this filing and is incorporated in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 12, 2020 for the purpose of: (1) electing three directors to serve for a term of three years and until a successor is duly elected and qualified; (2) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020; (3) holding an advisory vote approving the Company’s executive compensation; (4) approving the Incentive Plan Amendment described in Item 5.02 above; (5) approving the ESPP Amendment described in Item 5.02 above; and (6) approving an amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock from 200,000,000 shares to 450,000,000 shares.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
George B. Abercrombie	81,267,168	951,208
Theresa M. Heggie	81,391,171	827,205
Jon P. Stonehouse	81,422,422	795,954

In addition, there were 37,339,799 broker non-votes for each director.

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 was approved by the following votes:

FOR	118,734,074
AGAINST	459,415
ABSTAIN	364,686

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	78,246,440
AGAINST	3,530,977
ABSTAIN	440,959
BROKER NON-VOTES	37,339,799

The Incentive Plan Amendment was approved by the following votes:

FOR	75,563,769
AGAINST	6,406,882
ABSTAIN	247,725
BROKER NON-VOTES	37,339,799

The ESPP Amendment was approved by the following votes:

FOR	79,404,907
AGAINST	2,711,106
ABSTAIN	102,363
BROKER NON-VOTES	37,339,799

The proposed amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock of the Company from 200,000,000 shares to 450,000,000 shares was approved by the following votes:

FOR	106,764,516
AGAINST	10,447,817
ABSTAIN	2,345,842

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of the Series B Junior Participating Preferred Stock of BioCryst Pharmaceuticals, Inc., dated May 12, 2020.
3.2	Certificate of Amendment to the Third Restated Certificate of Incorporation of BioCryst Pharmaceuticals, Inc., dated May 12, 2020.
10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as amended and restated as of March 19, 2020).
10.2	BioCryst Pharmaceuticals, Inc. Employee Stock Purchase Plan (as amended and restated as of March 19, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer